UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2023

J.P. Morgan Real Estate Income Trust, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	333-265588	87-3439916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

277 Park Avenue 9th Floor New York, New York		10172
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 270-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry Into a Material Definitive Agreement.

The information discussed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported, on August 31, 2022, J.P. Morgan Real Estate Income Trust, Inc. (the “Company”), as initial guarantor, and J.P. Morgan REIT Operating Partnership, L.P. (the “Operating Partnership”), as initial borrower, entered into a credit agreement (“Credit Agreement”) with U.S. Bank National Association (“U.S. Bank”), as administrative agent, a lender and letter of credit issuer. The Credit Agreement provides for aggregate commitments of up to $65,000,000 for secured revolving loans and letter of credit issuances, with an accordion feature pursuant to which the Operating Partnership may increase the aggregate commitments up to $150,000,000, subject to the satisfaction of certain conditions (the “Credit Facility”). The Operating Partnership may use the proceeds of borrowings under the Credit Agreement for general corporate purposes.

On August 25, 2023, the Credit Agreement was amended to (i) extend the maturity date to August 29, 2024, (ii) decrease the aggregate commitments from up to $65,000,000 to up to $8,000,000 and (iii) increase the applicable margin to 2.45%. All other material terms of the Credit Facility remain the same.

The summary of the Credit Agreement set forth above does not purport to be a complete summary and is qualified in its entirety by reference to the First Amendment to the Credit Agreement, a copy of which is filed herewith and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1*

First Amendment to Revolving Credit Agreement dated August 25, 2023, by and among J.P. Morgan REIT Operating Partnership, L.P., J.P. Morgan Real Estate Income Trust, Inc. and U.S. Bank National Association

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. Morgan Real Estate Income Trust, Inc.

Date:	August 30, 2023	By:	/s/ Lawrence A. Goodfield, Jr.
Lawrence A. Goodfield, Jr. Chief Financial Officer and Treasurer